                                                                   Exhibit 10.19
                                                                   -------------


                FACILITIES AND ADMINISTRATIVE SUPPORT AGREEMENT
                -----------------------------------------------

     THIS ADMINISTRATIVE SUPPORT AGREEMENT dated as of ____________, 1999 is made between CMGI, Inc. ("CMGI"), a Delaware corporation, and Engage Technologies, Inc. ("Engage"), a Delaware corporation.

                             Preliminary Statement
                             ---------------------

     Engage desires to obtain administrative and other services from CMGI and CMGI is willing to furnish or make such services available to Engage.

     By this Agreement, CMGI and Engage desire to set forth the basis for CMGI's provision of services of the type referred to herein.

                                  Agreements
                                  ----------

     IT IS MUTUALLY agreed by CMGI and Engage (collectively the "Parties") as follows:

1.   Provision of Services.  Beginning on the date of this Agreement, CMGI will
     ---------------------
provide or otherwise make available to Engage those CMGI supplied services and third-party supplied services paid for by CMGI (collectively the "Services") on the basis set forth on Schedule A and Schedule B attached hereto and consistent
                       ----------     ----------
with the parties' practices as of the date hereof. It is understood that the parties intend to enter into negotiations as soon as practicable regarding a sublease for premises located at 100 Brickstone Square, Andover, Massachusetts 01810 and that upon execution by both parties of a mutually agreed upon sublease, such sublease shall supercede that portion of this Agreement relating to rent and related services as set forth on Schedule A.
                                             ----------

2.   Billing and Payment.  CMGI shall submit monthly invoices to Engage for the
     -------------------
Services, and Engage shall make payment within 30 days after its receipt of such invoices. Each invoice shall be itemized by the service provided.

3.   Term and Termination. The initial term of this Agreement shall begin on the
     --------------------
date of this Agreement and continue for a period of one year. This Agreement shall automatically renew at the end of the initial term for successive one-year periods unless terminated or modified in accordance with the following provisions:

     (a)  Entire Agreement.  Either party may elect not to renew this Agreement,
          ----------------
except for the services set forth on Schedule A, upon 180 days' written notice
                                     ----------
to the other party prior to the expiration of the initial term or any renewal period.

     (b)  Individual Services.  Either party may terminate an individual service
          -------------------
or services, except for the services set forth on Schedule A, upon 90 days'
                                                  ----------
written notice to the other party.

     (c)  Rent and Related Services.  Either party may terminate those services
          -------------------------
set forth on Schedule A upon twelve months' written notice to the other party
             ----------
prior to the expiration of the end of the initial term or any renewal period.

     (d)  Material Breach.  Either party may terminate this Agreement in the
          ---------------
event of a material breach of this Agreement by the other party that is not cured within thirty days of written notice thereof from the other party.

     (e)  Automatic Termination.  This Agreement, other than the services set
          ---------------------
forth on Schedule A,  shall automatically terminate upon the date on which the
         ----------
ownership by CMGI of the outstanding voting capital stock of Engage shall first be less than fifty percent (50%) of the then outstanding voting capital stock of Engage.

4.   Limitation on Liability.  Neither party shall be liable to the other for
     -----------------------
any amount in excess of the amount invoiced to Engage for the twelve-month period preceding any event giving rise to liability. Neither party shall be liable to the other for consequential damages except for those arising out of intentional misconduct or gross negligence.

5.   Force Majeure.  CMGI shall be excused for failure to provide the Services
     -------------
hereunder to the extent that such failure is directly or indirectly caused by an occurrence commonly known as force majeure, including, without limitation,
                             -------------
delays arising out of acts of God, acts or orders of a government, agency or instrumentality thereof (whether of fact or law), acts of public enemy, riots, embargoes, strikes or other concerted acts of workers (whether of CMGI or other persons), casualties or accidents, delivery of materials, transportation or shortage of cars, trucks, fuel, power, labor or materials, or any other causes, circumstances or contingencies within or without the United States of America, which are beyond the control of CMGI; provided, however, that CMGI shall use its
                                      --------  -------
best efforts to resume provision of the Services as soon as possible. Notwithstanding any events operating to excuse the performance by CMGI, this Agreement shall continue in full force for the remainder of its term and any renewals thereof.

6.   Notices.  All notices, billings, requests, demands, approvals, consents and
     -------
other communications which are required or may be given under this Agreement shall be in writing and will be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the parties at their respective addresses set forth below:

If to Engage:                           If to CMGI:

Engage Technologies, Inc.               CMGI, Inc.
100 Brickstone Square                   100 Brickstone Square
Andover, MA 01810                       Andover, MA 01810
Attn: Chief Financial Officer           Attn: Chief Financial Officer

7.   No Assignment.  This Agreement shall not be assignable except with the
     -------------
prior written consent of the other party to this Agreement.

8.   Applicable Law.  This Agreement shall be governed by and construed in
     --------------
accordance under the laws of the Commonwealth of Massachusetts applicable to contracts made and to be performed therein.

9.   Amendments.  This Agreement and all attachments hereto constitute the
     ----------
entire agreement between the parties and supercede all prior negotiations, undertakings, representations and agreements, if any, of the parties hereto. This Agreement may not be amended orally but may be amended only by a written instrument signed by all of the parties hereto.

10.  Waivers.  The failure of either party to require strict performance by the
     -------
other party of any provision in this Agreement will not waive or diminish that party's right to demand strict performance thereafter of that or any other provision hereof.

11.  Paragraph Titles.  The paragraph titles used in this Agreement are for
     ----------------
convenience of reference only and will not be considered in the interpretation or construction of any of the provisions thereof.


                 [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


CMGI, INC.                               ENGAGE TECHNOLOGIES, INC.

By:____________________________          By:_____________________________

Name:_________________________           Name:__________________________

Title:__________________________         Title:___________________________

                                  Schedule A
                                  ----------

                           Rent and Related Services
                           -------------------------

-----------------------------------------------------------------------------------------------------------
 Services Provided by CMGI to Engage                       Allocation of Cost to Engage
 -----------------------------------                       ----------------------------
-----------------------------------------------------------------------------------------------------------
 1.  Brickstone Square Rent.  Provision of space           Allocated based on headcount for Engage
     ----------------------
 located at the Andover Premises  (approximately           divided by headcount for the CMGI Companies
 28,000 square feet).                                      located at the Andover Premises.
-----------------------------------------------------------------------------------------------------------
 2.  Facilities.  Salary, fringe benefits, payroll         Allocated based on: (a) percentage of time that
     ----------
 taxes for the entire facility department.                 the facilities department devotes to the Andover
                                                           Premises, and (b) headcount for Engage divided
                                                           by headcount for the CMGI Companies located
                                                           at the Andover Premises.
-----------------------------------------------------------------------------------------------------------
 3.  Mass Electric.  Utilities provided by                 Allocated based on headcount for Engage
     -------------
 Massachusetts Electric.                                   divided by headcount for the CMGI Companies
                                                           located at the Andover Premises.
-----------------------------------------------------------------------------------------------------------
 4.  Office Cleaning/ Plant Maintenance.                   Allocated based on headcount for Engage
     ----------------------------------
                                                           divided by headcount for the CMGI Companies
                                                           located at the Andover Premises.
-----------------------------------------------------------------------------------------------------------

Defined Terms:
-------------

Andover Premises -    those premises located at 100 Brickstone Square, Andover,
                      MA 01810 leased by CMGI.

CMGI Companies -      those companies which are controlled by CMGI or in which
                      CMGI holds an equity interest.

headcount -           the number of employees employed by a particular company
                      on the last day of a given month.

                                  Schedule B
                                  ----------

                          Provision of Other Services
                          ---------------------------

---------------------------------------------------------------------------------------------------------------
 Services Provided by CMGI to Engage                    Allocation of Cost to Engage
 -----------------------------------                    ----------------------------
-------------------------------------------------------------------------------------------------------
 1.  CMG Europe.  All overhead costs for CMGI's         Engage is charged 50% of all costs associated
     ----------
 European office of Marcus Bicknell, his assistant      with the European office.
 and acountant.
-------------------------------------------------------------------------------------------------------
 2.  Internet Marketing.  Salary, fringe benefits       Engage is one of six CMGI Internet companies
     ------------------
 and taxes for Bill White and his assistant (both       and absorbs 1/6 of total costs.
 at CMGI).
-------------------------------------------------------------------------------------------------------
 3.  Internet Development.  Salary, fringe benefits     Engage is one of six CMGI Internet companies
     --------------------
 and taxes for Dave Andonian and his assistant          and absorbs 1/6 of total costs.
 (both at CMGI).
-------------------------------------------------------------------------------------------------------
 4.  Medical.  Monthly medical insurance                Allocated based on the number of employees at
     -------
 premium.                                               Engage enrolled in the medical insurance plan
                                                        divided by the number of employees at the
                                                        CMGI Companies enrolled in the medical
                                                        insurance plan, offset by amounts withheld from
                                                        employees' pay.
-------------------------------------------------------------------------------------------------------
 5.  Dental.  Monthly dental insurance premium.         Allocated based on the number of employees at
     ------
                                                        Engage enrolled in the dental insurance plan
                                                        divided by the number of employees at the
                                                        CMGI Companies enrolled in the dental
                                                        insurance plan, offset by amounts withheld
                                                        from employees' pay.
-------------------------------------------------------------------------------------------------------
 6.  Life and Long-term Disability. Monthly             Allocated based on headcount for Engage
     -----------------------------
 insurance premium.                                     divided by headcount for the CMGI Companies
                                                        located at the Andover Premises.  (All
                                                        employees of the CMGI Companies receive life
                                                        and long-term disability insurance.)
-------------------------------------------------------------------------------------------------------
 7.  Federal Express/ United Parcel Service.            CMGI's Accounts Payable department codes
     --------------------------------------
                                                        each individual charge based on the identity of
                                                        the sender.
-------------------------------------------------------------------------------------------------------
 8.  Pepsi/ Poland Springs.                             Allocated based on headcount for Engage
     ---------------------
                                                        divided by headcount for the CMGI Companies
                                                        located at the Andover Premises.
-------------------------------------------------------------------------------------------------------
 9.  Telephone.  Provision of common, modem,            Modem, fax and 800 lines are charged to Engage
     ---------
 fax and 800 lines.                                     or the individual employee who is designated to
                                                        that particular line.  Common inbound and
                                                        outbound lines are allocated based on headcount
                                                        for Engage divided by headcount for the CMGI
                                                        Companies located at the Andover Premises.
-------------------------------------------------------------------------------------------------------
 10.  MobilComm/ Pagenet/ Skytel/ Cellular             Charged back to the person or department
      ------------------------------------
 One.                                                  which is assigned that particular pager or cell
 ---
                                                       phone.
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 11.  Maxout Fitness.  Fitness club membership.        Allocated based on the number of employees at
      --------------
                                                       Engage who belong to the fitness club.  The cost
                                                       is offset by the fitness club dues that are
                                                       withheld from the paycheck of each employee
                                                       who is a member of the fitness club.
-------------------------------------------------------------------------------------------------------
 12.  Legal Services.                                  To the extent that legal fees and expenses of
      --------------
                                                       Engage are paid for by CMGI, such fees and
                                                       expenses will be allocated based upon the actual
                                                       use of the legal services.
-------------------------------------------------------------------------------------------------------
 13.  KPMG.  Preparation of yearly income tax          To the extent that legal fees and expenses of
      ----
 returns.                                              Engage are paid for by CMGI, such fees and
                                                       expenses will be allocated based upon the actual
                                                       use of KPMG services.
-------------------------------------------------------------------------------------------------------
 14.  Funding Flex Spending.                           Charged for amounts reimbursed to an
      ---------------------
                                                       employee through the flexible spending account
                                                       on a person by person basis.
-------------------------------------------------------------------------------------------------------
 15.  The TPA Fees.  Administration of the             Allocated based on number of employees at
      ------------
 flexible spending program.                            Engage enrolled in the program divided by the
                                                       number of employees at the CMGI Companies
                                                       enrolled in the program.
-------------------------------------------------------------------------------------------------------
 16.  401K and 401K Match Funding.                     Engage credits the 401K contribution and 401K
      ---------------------------
                                                       matching contribution each month from its
                                                       payroll entry to a 401K withholding account.
                                                       Upon funding the 401K, CMGI charges back the
                                                       funds to Engage.  Engage then charges those
                                                       funds to the 401K withholdings account.  There
                                                       is usually a lag time of 15 days to 30 days for
                                                       funding the 401K.
-------------------------------------------------------------------------------------------------------

Defined Terms:
-------------

Andover Premises -   those premises located at 100 Brickstone Square, Andover,
                     MA 01810 leased by CMGI.

CMGI Companies -     those companies that are controlled by CMGI or in which
                     CMGI holds an equity interest.

headcount -          the number of employees employed by a particular company on the last day of a given month.

                                       7